POWER OF ATTORNEY


         Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Signatures                          Title                      Date
       ----------                          -----                      ----

/s/ Samuel L. Eichenfield       Principal Executive Officer    February 12, 1998
-------------------------       Chairman of the Board,
Samuel L. Eichenfield           President and Chief
                                Executive Officer

/s/ Bruno A. Marszowski         Principal Financial and        February 12, 1998
-------------------------       Accounting Officer
Bruno A. Marszowski             Senior Vice President-
                                Controller and Chief
                                Financial Officer


/s/ Robert H. Clark, Jr.        Directors                      February 12, 1998
-------------------------
Robert H. Clark, Jr.


/s/ Robert Durham                                              February 12, 1998
-------------------------
G. Robert Durham


/s/ James L. Johnson                                           February 12, 1998
-------------------------
James L. Johnson


/s/ Kenneth R. Smith                                           February 12, 1998
-------------------------
Kenneth R. Smith


/s/ Shoshana B. Tancer                                         February 12, 1998
-------------------------
Shoshana B. Tancer


/s/ John W. Teets                                              February 12, 1998
-------------------------
John W. Teets